SECTION 906 CERTIFICATION
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Morgan Stanley Limited Duration U.S. Government Trust
     In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended November 30, 2010 that is accompanied by this certification, the undersigned hereby certifies that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: January 20, 2011	/s/ Sara Furber
Sara Furber
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Limited Duration U.S. Government Trust and will be retained by Morgan Stanley Limited Duration U.S. Government Trust and furnished to the Securities and Exchange Commission or its staff upon request.

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SECTION 906 CERTIFICATION
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Morgan Stanley Limited Duration U.S. Government Trust
     In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended November 30, 2010 that is accompanied by this certification, the undersigned hereby certifies that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: January 20, 2011	/s/ Francis Smith
Francis Smith
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Limited Duration U.S. Government Trust and will be retained by Morgan Stanley Limited Duration U.S. Government Trust and furnished to the Securities and Exchange Commission or its staff upon request.

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